MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND



FUND LOGO



Annual Report

July 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


Portfolio Strategy
During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch Ohio Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation kept bond yields within a rather narrow trading range over the past six months.

Issuance of new Ohio municipal bonds increased by more than 41% compared to the same six-month period a year ago. Total municipal issuance increased by approximately 48% over the same period. Municipal bonds continued to underperform US Treasury securities because of the large issuance of tax-exempt securities.

Throughout the six-month period, we maintained a fully invested position. We used periods of volatility to add additional interest rate-sensitive issues, and we invested in new issues to increase call protection and increase the Fund's duration.

Looking ahead, we believe that the interest rate outlook is positive for the remainder of the year. We expect to maintain our current strategy in order to participate in a lower rate environment. Any signs of increasing interest rates or a resolution to Asian economic problems will likely cause us to move toward a more defensive position.


Fiscal Year in Review
During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while Ohio municipal issuance increased by more than 50% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury issues.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. Several changes in the economy over the past 12 months eased our concerns for a higher interest rate environment. The Asian economic crisis and the continued low inflation in the domestic economy caused us to reassess our previous posture, which had been more conservative. We maintained a fully invested position and purchased interest rate-sensitive issues in anticipation of lower interest rates. These strategies produced total returns of +5.43%, +4.90%, +4.79% and +5.42% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.19% for similar Ohio tax-exempt funds during the same 12-month period.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel)
Theodore R. Jaeckel
Vice President and Portfolio Manager


August 31, 1998





Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                     Standardized
                                                    12 Month         3 Month      Since Inception     30-Day Yield
                                                  Total Return     Total Return     Total Return     As of 7/31/98
ML Ohio Municipal Bond Fund Class A Shares            +5.43%          +2.10%          +58.13%            3.93%
ML Ohio Municipal Bond Fund Class B Shares            +4.90           +1.97           +53.06             3.59
ML Ohio Municipal Bond Fund Class C Shares            +4.79           +1.94           +31.41             3.48
ML Ohio Municipal Bond Fund Class D Shares            +5.42           +2.07           +33.98             3.83

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 2/28/92; and Class C and Class D Shares, 10/21/94.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--
Class A Shares and Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                    2/28/92**          7/98

ML Ohio Municipal Bond Fund++--
Class A Shares*                     $ 9,600          $15,180

ML Ohio Municipal Bond Fund++--
Class B Shares*                     $10,000          $15,306

Lehman Brothers Municipal Bond
Index++++                           $10,000          $15,934


Total Return Based on a $10,000 Investment--
Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                    10/21/94**         7/98

ML Ohio Municipal Bond Fund++--
Class C Shares*                     $10,000          $13,141

ML Ohio Municipal Bond Fund++--
Class D Shares*                     $ 9,600          $12,862

Lehman Brothers Municipal Bond
Index++++                           $10,000          $13,837



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Ohio Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.
    Past performance is not predictive of future performance.




Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +8.00%         +3.68%
Five Years Ended 6/30/98                   +5.68          +4.82
Inception (2/28/92)
through 6/30/98                            +7.45          +6.76

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/98                         +7.45%         +3.45%
Five Years Ended 6/30/98                   +5.14          +5.14
Inception (2/28/92)
through 6/30/98                            +6.91          +6.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +7.44%         +6.44%
Inception (10/21/94)
through 6/30/98                            +7.62          +7.62

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +7.99%         +3.67%
Inception (10/21/94)
through 6/30/98                            +8.17          +6.98

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998

SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
S&P        Moody's       Face                                                                                 Value
Ratings    Ratings      Amount                        Issue                                                 (Note 1a)

Ohio--95.8%
NR*        Baa1        $  900     Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc.
                                  Project), Series A, 6.90% due 5/01/2010                                       $    970

AAA        Aaa          1,000     Avon, Ohio, Local School District, GO, UT, 6% due 12/01/2020 (b)                 1,084

NR*        NR*          4,000     Barberton, Ohio, Hospital Facilities Revenue Bonds (Barberton
                                  Citizens Hospital Co. Project), 7.25% due 1/01/2002 (h)                          4,454

AAA        Aaa          1,000     Cleveland, Ohio, Public Power System, Revenue Refunding Bonds,
                                  First Mortgage, Series 1, 5% due 11/15/2020 (d)                                    978

AAA        Aaa          3,665     Cleveland, Ohio, Water Works Revenue Bonds, First Mortgage,
                                  Series F-92 A, 6.25% due 1/01/2015 (b)                                           3,945

NR*        NR*          1,000     Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding
                                  Bonds (Benjamin Rose Institute Project), 5.50% due 12/01/2028                      967

                                  Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments), AMT (e):
NR*        Aaa          1,000       6.50% due 10/20/2020                                                           1,075
NR*        Aaa          2,850       6.60% due 10/20/2030                                                           3,063

BBB        NR*          1,000     Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                  (Emery Air Freight Corp./Emery Worldwide Air Inc.), Series F, 6.05%
                                  due 10/01/2009                                                                   1,083

A          A            2,120     Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds
                                  (Firelands Community Hospital Project), 6.75% due 1/01/2015                      2,302

AAA        Aaa          1,200     Finneytown, Ohio, Local School District Revenue Bonds, UT, 5.80%
                                  due 12/01/2024 (c)                                                               1,283

AAA        Aaa          1,200     Huron County, Ohio, Human Services, Building Revenue Bonds, 7.25%
                                  due 12/01/2013 (d)                                                               1,415

NR*        Aaa          3,030     Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows),
                                  AMT, 7.30% due 12/20/2036 (e)                                                    3,390

AAA        Aaa          1,740     Lakota, Ohio, Local School District, GO, UT, 7% due 12/01/2010 (b)               2,126

A          NR*          1,660     Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015               1,822

NR*        NR*          2,000     Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125%
                                  due 12/01/2004 (h)                                                               2,210

AAA        Aaa          2,500     Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                                  (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(h)                           2,773

A          A3           2,000     Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                                  Project), AMT, 6.75% due 7/01/2014                                               2,381


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
S&P        Moody's       Face                                                                                 Value
Ratings    Ratings      Amount                        Issue                                                 (Note 1a)

Ohio (concluded)
AAA        Aaa         $3,000     North Canton City, Ohio, School District Improvement Bonds,
                                  GO, UT, 6.70% due 12/01/2004 (b)(h)                                           $  3,450

AAA        Aaa          1,900     Ohio HFA, Mortgage Revenue Bonds, RITR, AMT, Series 15, 6.62%
                                  due 9/01/2019 (e)(g)(i)                                                          1,919

                                  Ohio HFA, Residential Mortgage Revenue Bonds, AMT (e):
AAA        NR*          1,750       Series A-1, 6.15% due 3/01/2029                                                1,852
AAA        NR*            965       Series B-2, 6.70% due 3/01/2025                                                1,035

AAA        Aaa            925     Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B-4,
                                  9.842% due 3/31/2031 (e)(g)                                                      1,035

                                  Ohio State Air Quality Development Authority, Revenue
                                  Refunding Bonds:
NR*        Baa1         1,000       (Ashland Oil Inc. Project), 6.85% due 4/01/2010                                1,059
A1+        VMIG1++        600       (Cincinnati Gas & Electric), VRDN, Series A, 3.55% due 9/01/2030 (a)             600
AA-        Aa3          4,200       (Coll-Dayton Power & Light Project), Series B, 6.40% due 8/15/2027             4,538
AAA        Aaa          1,505       PCR (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                           1,607

                                  Ohio State Higher Educational Facility Commission Revenue Bonds:
AA         Aa3          1,000       (Case Western Reserve University), Series D, 6.25% due 7/01/2014               1,152
NR*        NR*          1,000       (University of Findlay Project), 6.125% due 9/01/2016                          1,046

AA         Aa3          1,410     Ohio State Higher Educational Facility, Crossover Revenue
                                  Refunding Bonds (Case Western Reserve University), 6.25% due 10/01/2016          1,620

                                  Ohio State Water Development Authority, Pollution Control Facilities
                                  Revenue Bonds:
AAA        Aaa          1,000       Refunding (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (b)            1,094
AAA        Aaa          1,750       (Water Control Loan Fund--Water Quality), Series A, 5% due 6/01/2016 (d)       1,732

A          A2           2,000     Ohio State Water Development Authority, Solid Waste Disposal Revenue
                                  Bonds (North Star BHP Steel Project--Broken Hill), AMT, 6.45% due 9/01/2020      2,182

A-         NR*          2,000     Parma, Ohio, Hospital Improvement Revenue Refunding Bonds
                                  (Parma Community General Hospital Association), 5.375% due 11/01/2029            1,977

NR*        Aa3          1,000     Toledo Lucas County, Ohio, Port Authority, Development Revenue
                                  Refunding Bonds (Cargill Inc. Project), 5.90% due 12/01/2015                     1,054

AAA        Aaa          1,000     Upper Arlington, Ohio, City School District, UT, 5.25% due 12/01/2022 (d)        1,000

AAA        Aaa          2,000     Westerville, Ohio, Minerva Park and Blendon Joint Township,
                                  Hospital District Revenue Refunding Bonds (Saint Ann's Hospital),
                                  Series B, 7% due 9/15/2012 (b)(f)                                                2,298

Puerto Rico--3.8%

A1+        Baa1         2,500     Puerto Rico Commonwealth, Highway and Transportation Authority,
                                  Highway Revenue Bonds, RITES, Series X, 5.932% due 7/01/2004 (g)                 2,738

Total Investments (Cost--$66,849)--99.6%                                                                          72,309

Other Assets Less Liabilities--0.4%                                                                                  290
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 72,599
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.

See Notes to Financial Statements.

(f)Escrowed to maturity.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(h)Prerefunded.
(i)FSA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
Assets:             Investments, at value (identified cost--$66,848,573) (Note 1a)                          $ 72,309,070
                    Cash                                                                                           8,319
                    Receivables:
                      Securities sold                                                      $  1,458,256
                      Interest                                                                  967,557
                      Beneficial interest sold                                                   11,894        2,437,707
                                                                                           ------------
                    Prepaid expenses and other assets                                                              1,357
                                                                                                            ------------
                    Total assets                                                                              74,756,453
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,982,516
                      Dividends to shareholders (Note 1e)                                        54,793
                      Investment adviser (Note 2)                                                35,986
                      Distributor (Note 2)                                                       26,895
                      Beneficial interest redeemed                                               19,642        2,119,832
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        37,632
                                                                                                            ------------
                    Total liabilities                                                                          2,157,464
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 72,598,989
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                       $     82,510
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                            495,448
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                             22,526
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                             46,995
                    Paid-in capital in excess of par                                                          67,075,083
                    Accumulated realized capital losses on investments--net                                     (584,070)
                    Unrealized appreciation on investments--net                                                5,460,497
                                                                                                            ------------
                    Net assets                                                                              $ 72,598,989
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,251,998 and 825,102 shares
                    of beneficial interest outstanding                                                      $      11.21
                                                                                                            ============
                    Class B--Based on net assets of $55,554,015 and 4,954,482 shares
                    of beneficial interest outstanding                                                      $      11.21
                                                                                                            ============
                    Class C--Based on net assets of $2,525,612 and 225,257 shares
                    of beneficial interest outstanding                                                      $      11.21
                                                                                                            ============
                    Class D--Based on net assets of $5,267,364 and 469,948 shares
                    of beneficial interest outstanding                                                      $      11.21
                                                                                                            ============


                    See Notes to Financial Statements.




Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                       For the Year Ended
                                                                                                           July 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  4,232,087
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    404,947
                    Account maintenance and distribution fees--Class B (Note 2)                 288,004
                    Professional fees                                                            52,881
                    Accounting services (Note 2)                                                 47,538
                    Printing and shareholder reports                                             42,530
                    Transfer agent fees--Class B (Note 2)                                        26,495
                    Account maintenance and distribution fees--Class C (Note 2)                  14,147
                    Registration fees                                                            12,785
                    Account maintenance fees--Class D (Note 2)                                    4,876
                    Pricing fees                                                                  4,804
                    Custodian fees                                                                4,746
                    Trustees' fees and expenses                                                   4,172
                    Transfer agent fees--Class A (Note 2)                                         3,235
                    Transfer agent fees--Class D (Note 2)                                         1,793
                    Transfer agent fees--Class C (Note 2)                                         1,108
                    Other                                                                        10,316
                                                                                           ------------
                    Total expenses                                                                               924,377
                                                                                                            ------------
                    Investment income--net                                                                     3,307,710
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            378,211
Unrealized          Change in unrealized appreciation on investments--net                                       (114,833)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,571,088
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                   For the Year
                                                                                                   Ended July 31,
Increase (Decrease) in Net Assets:                                                            1998               1997
Operations:         Investment income--net                                                 $  3,307,710     $  3,524,772
                    Realized gain on investments--net                                           378,211          803,076
                    Change in unrealized appreciation on investments--net                      (114,833)       2,393,293
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,571,088        6,721,141
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (432,401)        (388,948)
(Note 1e):            Class B                                                                (2,538,683)      (2,827,393)
                      Class C                                                                  (101,635)        (113,014)
                      Class D                                                                  (234,991)        (195,417)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                                (3,307,710)      (3,524,772)
                                                                                           ------------     ------------
Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (2,964,461)      (5,807,300)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (2,701,083)      (2,610,931)
                    Beginning of year                                                        75,300,072       77,911,003
                                                                                           ------------     ------------
                    End of year                                                            $ 72,598,989     $ 75,300,072
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995      1994
Per Share           Net asset value, beginning of year                $  11.17   $  10.70  $  10.56  $  10.50   $  11.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .55        .55       .54       .55        .56
                    Realized and unrealized gain (loss) on
                    investments--net                                       .04        .47       .14       .06       (.43)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .59       1.02       .68       .61        .13
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.55)      (.55)     (.54)     (.55)      (.56)
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.55)      (.55)     (.54)     (.55)      (.65)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.21   $  11.17  $  10.70  $  10.56   $  10.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.43%      9.80%     6.56%     6.03%      1.10%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .83%       .80%      .87%      .86%       .65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .83%       .80%      .87%      .89%       .89%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.92%      5.07%     5.03%     5.30%      5.12%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  9,252   $  8,506  $  7,281  $  7,270   $  9,373
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.46%     52.57%   118.21%   169.34%     44.83%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class B
                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995      1994
Per Share           Net asset value, beginning of year                $  11.17   $  10.70  $  10.56  $  10.50   $  11.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .49       .49       .49        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                       .04        .47       .14       .06       (.43)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .54        .96       .63       .55        .07
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.50)      (.49)     (.49)     (.49)      (.50)
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.09)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.50)      (.49)     (.49)     (.49)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.21   $  11.17  $  10.70  $  10.56   $  10.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.90%      9.25%     6.01%     5.49%       .59%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.34%      1.31%     1.38%     1.37%      1.16%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.34%      1.31%     1.38%     1.40%      1.39%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.41%      4.56%     4.52%     4.79%      4.61%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 55,554   $ 60,072  $ 64,397  $ 64,068   $ 65,610
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.46%     52.57%   118.21%   169.34%     44.83%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                          For the Year Ended             1994++ to
                                                                                      July 31,                  July 31,
Increase (Decrease) in Net Asset Value:                                1998          1997           1996          1995
Per Share           Net asset value, beginning of period            $  11.17      $  10.70       $  10.56       $  10.09
Operating                                                           --------      --------       --------       --------
Performance:        Investment income--net                               .48           .48            .48            .37
                    Realized and unrealized gain on
                    investments--net                                     .04           .47            .14            .47
                                                                    --------      --------       --------       --------
                    Total from investment operations                     .52           .95            .62            .84
                                                                    --------      --------       --------       --------
                    Less dividends from investment income--net          (.48)         (.48)          (.48)          (.37)
                                                                    --------      --------       --------       --------
                    Net asset value, end of period                  $  11.21      $  11.17       $  10.70       $  10.56
                                                                    ========      ========       ========       ========

Total Investment    Based on net asset value per share                 4.79%         9.14%          5.90%          8.50%+++
Return:**                                                           ========      ========       ========       ========

Ratios to Average   Expenses                                           1.44%         1.41%          1.49%          1.50%*
Net Assets:                                                         ========      ========       ========       ========
                    Investment income--net                             4.31%         4.46%          4.42%          4.62%*
                                                                    ========      ========       ========       ========

Supplemental        Net assets, end of period (in thousands)        $  2,526      $  2,412       $  2,720       $    874
Data:                                                               ========      ========       ========       ========
                    Portfolio turnover                                35.46%        52.57%        118.21%        169.34%
                                                                    ========      ========       ========       ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                          For the Year Ended             1994++ to
                                                                                      July 31,                  July 31,
Increase (Decrease) in Net Asset Value:                                1998          1997           1996          1995
Per Share           Net asset value, beginning of period            $  11.16      $  10.70       $  10.56       $  10.09
Operating                                                           --------      --------       --------       --------
Performance:        Investment income--net                               .54           .54            .53            .41
                    Realized and unrealized gain on
                    investments--net                                     .05           .46            .14            .47
                                                                    --------      --------       --------       --------
                    Total from investment operations                     .59          1.00            .67            .88
                                                                    --------      --------       --------       --------
                    Less dividends from investment income--net          (.54)         (.54)          (.53)          (.41)
                                                                    --------      --------       --------       --------
                    Net asset value, end of period                  $  11.21      $  11.16       $  10.70       $  10.56
                                                                    ========      ========       ========       ========

Total Investment    Based on net asset value per share                 5.42%         9.60%          6.45%          8.93%+++
Return:**                                                           ========      ========       ========       ========

Ratios to Average   Expenses                                            .93%          .90%           .97%           .99%*
Net Assets:                                                         ========      ========       ========       ========
                    Investment income--net                             4.82%         4.97%          4.93%          5.17%*
                                                                    ========      ========       ========       ========

Supplemental        Net assets, end of period (in thousands)        $  5,267      $  4,310       $  3,513       $  3,234
Data:                                                               ========      ========       ========       ========
                    Portfolio turnover                                35.46%        52.57%        118.21%        169.34%
                                                                    ========      ========       ========       ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)



2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                              0.25%          0.25%
Class C                              0.25%          0.35%
Class D                              0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                                $101         $1,185
Class D                                $147         $1,559

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $63,536 and $2,502 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $25,184,884 and $27,054,765, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments.            $   378,211    $ 5,460,497
                                  -----------    -----------
Total                             $   378,211    $ 5,460,497
                                  ===========    ===========

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,460,497, of which $5,461,479 related to appreciated securities and $982 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $66,848,573.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,964,461 and $5,807,300 for the years ended July 31, 1998 and July 31, 1997, respectively.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           214,291    $ 2,394,765
Shares issued to share-
holders in reinvestment of
dividends                              22,076        246,854
                                  -----------    -----------
Total issued                          236,367      2,641,619
Shares redeemed                      (172,776)    (1,932,706)
                                  -----------    -----------
Net increase                           63,591    $   708,913
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           281,570   $ 3,056,459
Shares issued to share-
holders in reinvestment of
dividends                              16,807        182,136
                                  -----------    -----------
Total issued                          298,377      3,238,595
Shares redeemed                      (217,206)    (2,351,978)
                                  -----------    -----------
Net increase                           81,171    $   886,617
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           638,961    $ 7,148,780
Shares issued to share-
holders in reinvestment of
dividends                             117,234      1,310,128
                                  -----------    -----------
Total issued                          756,195      8,458,908
Automatic conversion of
shares                                (11,946)      (134,491)
Shares redeemed                    (1,168,222)   (13,051,017)
                                  -----------    -----------
Net decrease                         (423,973)   $(4,726,600)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           764,584    $ 8,274,531
Shares issued to share-
holders in reinvestment of
dividends                             142,649      1,544,704
                                  -----------    -----------
Total issued                          907,233      9,819,235
Automatic conversion of
shares                                (40,791)      (443,365)
Shares redeemed                    (1,505,375)   (16,285,923)
                                  -----------    -----------
Net decrease                         (638,933)   $(6,910,053)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            68,147    $   764,188
Shares issued to share-
holders in reinvestment of
dividends                              5,920          66,153
                                  -----------    -----------
Total issued                           74,067        830,341
Shares redeemed                       (64,751)      (719,191)
                                  -----------    -----------
Net increase                            9,316    $   111,150
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           102,395    $ 1,112,984
Shares issued to share-
holders in reinvestment of
dividends                               7,211         78,087
                                  -----------    -----------
Total issued                          109,606      1,191,071
Shares redeemed                      (147,865)    (1,601,650)
                                  -----------    -----------
Net decrease                          (38,259)   $  (410,579)
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           140,789    $ 1,583,031
Automatic conversion
of shares                              11,950        134,491
Shares issued to share-
holders in reinvestment of
dividends                              6,109          68,375
                                  -----------    -----------
Total issued                          158,848      1,785,897
Shares redeemed                       (74,988)      (843,821)
                                  -----------    -----------
Net increase                           83,860    $   942,076
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            48,281    $   522,360
Automatic conversion
of shares                              40,810        443,365
Shares issued to share-
holders in reinvestment of
dividends                               4,829         52,300
                                  -----------    -----------
Total issued                           93,920      1,018,025
Shares redeemed                       (36,222)      (391,310)
                                  -----------    -----------
Net increase                           57,698    $   626,715
                                  ===========    ===========


Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 9, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Ohio Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 1998


OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863